UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2015

VIRTUAL PIGGY, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-53944 (Commission File Number)	35-2327649 (I.R.S. Employer Identification No.)
1221 Hermosa Avenue, Suite 210, Hermosa Beach, California 90254 (Address of principal executive offices, including zip code) (310) 853-1950 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS

Virtual Piggy, Inc. (the “Company”) announced that, in conjunction with its previously disclosed review of strategic alternatives, the Company has engaged the investment banking firm Viant Capital LLC.  The Company also announced the appointment of a special committee of its Board of Directors, consisting of George McDaniel, Jo Webber and William Tobia, to work with Viant Capital on strategic alternative issues.

On April 10, 2015, the Company issued a press release with respect to the foregoing, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits – The following exhibit is filed as part of this report:

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 10, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUAL PIGGY, INC.

Date: April 10, 2015	By:	/s/ Joseph Dwyer
Joseph Dwyer
Chief Financial Officer

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